SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

April 22, 2003

(Date of earliest event reported)

FIRST COMMUNITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-19297	55-0694814

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 989, Bluefield, Virginia	24605-0989

(Address of principal executive offices)	(Zip Code)

(276) 326-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibit is included with this Report:

Item 9. Exhibit 99.1 President’s Comments at Stockholder Meeting dated April 22, 2003.

     Regulation FD Disclosure

     On April 22, 2003, at 3:00 p.m., First Community Bancshares, Inc. held its annual stockholders meeting. A copy of the President’s comments is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST COMMUNITY BANCSHARES, INC

	By:	/s/ Robert L. Schumacher Robert L. Schumacher Chief Financial Officer

Date: April 22, 2003.